www.raitft.com www.raitft.com A Diversified Real Estate Finance REIT 2007 NAREIT Investor Forum June 5, 2007 Exhibit 99.1

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Forward Looking Disclosure and Use of Non-
GAAP Financial Measures
This document and the related presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving RAIT Financial Trust (“RAIT”) and
Taberna Realty Finance Trust (“Taberna”), statements about RAIT’s plans, objectives, expectations and intentions with respect to future operations, products and services;
and other statements that are not historical facts. These forward-looking statements are based upon the current beliefs and expectations of RAIT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within RAIT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk factors discussed and identified in public filings by RAIT with the Securities and Exchange Commission; the businesses of RAIT and Taberna may not be integrated successfully, or this integration may take longer, be more difficult, time-consuming or costly to accomplish than expected; the expected growth opportunities from the merger may not be fully realized or may take longer to realize than expected; operating costs, customer losses and business disruption following the merger may be greater than expected; adverse governmental or regulatory policies may be enacted; management and other key personnel may be lost; competition in any of our lines of business may increase; RAIT may be unable to obtain adequate capital and other funding for operations at attractive rates or otherwise; fluctuations in interest rates and related hedging activities against such interest rates may affect RAIT’s revenues and the value of RAIT’s assets; covenants in RAIT’s financing arrangements may restrict
RAIT’s business operations; RAIT and Taberna may fail to maintain qualification as real estate investment trusts (“REITs”) or penalty taxes may be imposed on RAIT and
Taberna under the REIT provisions of the Internal Revenue Code; RAIT may be unable to acquire eligible securities for collateralized debt obligations (“CDO”) and other securitization transactions on favorable economic terms; adverse market trends may affect the value of real estate and other securities that are used as collateral in CDO and other securitizations; borrowing costs may increase relative to the interest received on RAIT’s investments; RAIT may fail to maintain exemptions under the Investment
Company Act of 1940, which would subject it to significant restrictions on its operations, governance and ability to use financing; RAIT’s geographic, sector and property-type concentrations in investment portfolios of mortgage loans and real estate-related securities could be adversely affected by economic factors unique to such concentrations;
the market value of real estate that secures mortgage loans could diminish due to factors outside of RAIT’s control such as natural disasters, changes in neighborhood values, competitive overbuilding, weather, casualty losses, occupancy rates and other similar factors; changes in the market for trust preferred securities, which are a material source of the collateral underlying some of our CDOs, may adversely affect RAIT’s operations; and general business and economic conditions could adversely affect credit quality and loan originations.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to RAIT or any person acting on it’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this presentation or the related prospectus and the prospectus supplement. Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This document contains, and the related presentation may contain, non-U.S. generally accepted accounting principles (“GAAP”) financial measures.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document which is available on RAIT’s website at www.rait.ft.com.

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Attractive Asset
Classes
Diversified real estate finance REIT with the ability to provide secured and unsecured financing across the full capital structure to real estate borrowers in the U.S. and Europe
Commercial Real Estate Financing – commercial loans, mezzanine loans, preferred equity to commercial real estate market
Corporate Financing - Trust preferred securities (“TruPS”) and subordinated debt issued by REITs and real estate operating
companies
Credit – focus is prime criteria for investment decisions
Strong capital base and operating scale
Low cost of funds and greater access to capital sources
History of profitability and cash flow generation in up and down cycles in the economy
Increased dividends per share
Strong Financial
Results
Diversified Real Estate Finance REIT

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Proven Structured Finance Expertise
Date
CDO
Total Collateral
Amount
Total Equity & Debt
Investment
Held by Us

03/05 Taberna I   $700.0 million   $         --

06/05 Taberna II   $1.0 billion   $62.5 million

09/05 Taberna III   $750.0 million   $70.3 million

12/05 Taberna IV   $650.0 million   $57.1 million

03/06 Taberna V   $700.0 million   $38.0 million

06/06 Taberna VI   $700.0 million   $33.0 million

09/06 Taberna VII   $700.0 million   $49.8 million

11/06 RAIT CRE I   $1.0 billion   $200.0 million

1/07 Taberna Europe I   €600.0 million   €25.3 million

03/07 Taberna VIII   $750.0 million   $221.0 million

Note:  As of 3/31/07

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Financing Considerations
5-10% various 10-25% AAA to BBB Other including working capital
6-10% 25x – 40x 5-10% 737 Average FICO Residential loans
15-20+% 11x – 13x 25-35% BBB to B- TruPS & subordinated debt
14-20+% 3x - 5x 35-45% A to CCC Commercial real estate loans &
mezzanine loans
Target Yield Leverage Target Capital Allocation Credit Risk Asset Class
(1)   Represents credit estimates where ratings are pending
1

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$228
$456
$614
$1,064
$729
$0
$200
$400
$600
$800
$1,000
$1,200
2003 2004 2005 2006 Q1 '07
Gross Production
(in millions)
$96
$201
$241
$539
$613
$0
$100
$200
$300
$400
$500
$600
$700
2003 2004 2005 2006 Q1 '07
Net Production
Commercial Mortgage Loans – $5 million - $100 million
Senior whole loans, short-term bridge loans
Extensive referral network
Mezzanine Lending Program - $2.5 million - $50 million
Longer-term loans
Higher rates of return than commercial mortgage
loans
Receive direct deposits of rents and other property
cash flows
Extensive referral network
Delegated mezzanine - $250,000 - $2.5 million
Agreements in place with senior lenders (pre-qualified
credit terms)
Benefits to borrower
Benefits to conduits
Commercial Mortgage Loans and
Mezzanine Lending Programs – Secured
Lending
(in millions)
Note:  As of 3/31/07

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Commercial Loan Portfolio
Property Types
Geographic Distribution
Note:  As of 3/31/07
Carrying
Amount
Weighted
Average
Number
of Loans
% of
Total
Loan
Portfolio
Commercial mortgages
$  1,180  8.2% 80 62.8%
Mezzanine loans
     529  10.7% 163 28.2%
Other loans
     170  7.5% 9 9.0%
Unearned Fees (14)
Total $       1,865  8.9% 252 100%
Mid-
Atlantic
13%
Central
31%
Southeast
25%
West 28%
Northeast
4%
Multi-family
54%
Office 26%
Retail 14%
Industrial 1%
Other 5%
($ in millions)

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TruPS & Subordinated Debt
TruPS Issuer Types
Note:  As of 3/31/07
1
– Excludes unconsolidated issuances and issuances funded on off-balance sheet warehouse facilities
Investments in TruPS & Subordinated Debt ¹: $4.8 billion
Publicly traded Issuers: 81%
Private Issuers: 19%
Wtd. Avg. Interest Coverage Ratio: 2.1x
Wtd. Avg. Debt to Total Capitalization: 77%
Commercial
Mortgage
23%
Residential
Mortgage
18%
Specialty
Finance 16%
Hospitality
4%
Storage
3%
Homebuilders
16%
Retail 4%
Office 16%

RAIT Financial Trust

($ in millions)

	Carrying Amount @ 3/31/07	Average Interest Rate	Number of Loans	% of Portfolio	Average FICO
3/1 ARM	$ 134	5.6%	345	3.0%	733
5/1 ARM	3,705	5.6%	7,604	82.4%	738
7/1 ARM	589	5.7%	1,295	13.1%	737
10/1 ARM	67	5.7%	75	1.5%	749
Total	$4,495	5.6%	9,319	100.0%	738

Geographic Distribution

MD 3%
NV 3%
VA 5%
NJ 4%
NY 3%
WA 3%
CA 44%
All other states 22%
AZ 3%
FL 7%
IL 3%

Portfolio by FICO Score

>710, 75%
709 - 641, 24%
<640, 1%

Note: As of 3/31/07

RAS LISTED NYSE

9 www.raitft.com www.raitft.com Residential Mortgage Loan Portfolio

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Mortgage-Backed Securities & Other
Real Estate Related Debt Securities
Standard & Poor's Rating
Distribution
Note:  As of 3/31/07
1 - Held in CDOs which we consolidated but own less than 100% of
A 27%
AA 7%
AAA 26%
BB 2%
NR 1%
BBB 37%
($ in millions)
1
1
Investment Description
Weighted
Average
Coupon
Estimated
Fair Value
RMBS ................................................................ 5.7% $503
CMBS and receivables............................................. 5.6% 209
Unsecured REIT notes ............................................ 5.6% 391
Other securities ..................................................... 7.1% 184
Total ................................................................ 5.9% $1,287

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Portfolio Diversification: Investment
Summary
Note:  As of 3/31/07
(1)  Includes approximately $608 million of unsecured REIT notes and CMBS securities considered “Other Investments” securitized in CDOs along with TruPS and subordinated debentures.
15.1% 5.9% 7.0% ($11,517) $12,647
7.6% N/A N/A - 164
Investments in Real
Estate
10.9% 5.5% 6.1% (610) 687 Other Investments
9.3% 5.2% 5.6% (4,402) 4,496
Residential Mortgage
Loans
20.3% 6.5% 7.6% (5,298) 5,435 (1)
TruPS & Subordinated
Debentures
16.5% 6.2% 9.8% $(1,207) $1,865
Commercial Mortgages
and Mezzanine Loans
Return on
Investment
Weighted Average
Cost of Funds
Weighted
Average
Coupon
Total Debt Amount Asset Class
($ in millions)

RAIT Financial Trust

($ in millions)

RAS LISTED NYSE

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Dividend History
17.0
13.1
17.4
15.3
20.3
17.3
39.1
50.9
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007
RAIT Taberna
Pro Forma Dividends / Share
$0.59 $0.63 $0.72               $0.75
$0.80
(1) Calculated by dividing the aggregate amount of dividends declared by RAIT and Taberna for the relevant period by the sum of the number of RAIT common shares plus the number of Taberna common shares (adjusted to reflect the number of RAIT common shares receivable assuming the merger had occurred) at the relevant record date
(2) The $0.75 dividend was a post-merger dividend
(3) This dividend  was paid on approximately 63.7 million shares outstanding following our January 2007 common share offering
(2)
(1)
(1) (3) (1)

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Selected Financial Data
   Quarter Ended      Year Ended
    March 31,          December 31,
  2007 2006
Operating Data:
Net investment income $       43,026 $       75,095
Total revenue 53,319 102,282
Total expenses 32,304 32,320
Net income from continuing operations 22,711 72,098
Net income available to common shareholders 20,348 67,839
Balance Sheet Data:
Investments in securities $ 6,122,591 $ 5,138,311
Investments in residential and commercial loans 6,351,807 5,922,550
Total assets 13,506,102 12,060,506
Total indebtedness 11,517,472 10,452,191
Total liabilities 11,866,701 10,739,829
Minority interest  123,517 124,273
Shareholders’ equity 1,515,884 1,196,404
Other Data:
Common shares outstanding, at period end 63,672,700 52,151,412
Book value per share¹
$ 21.84 $ 20.54
Dividends declared per share $ 0.80 $ 2.70
Total indebtedness/Shareholders’ equity 7.6x 8.7x
1 - Book value is calculated by subtracting the liquidation value of our preferred shares from total shareholders' equity and dividing the result by the number of common shares outstanding at the end of the period.
($ in thousands)

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Adjusted Earnings
Note:  As of 03/31/07

2007
2006
Net income available to common shares, as reported
$ 20,348   $ 18,051
Add (deduct):
Depreciation on real estate investments 768   304
Amortization of intangible assets 14,289  -
Provision for losses 3,718
-
Unrealized (gains) losses on interest rate hedges (88)
-
Share-based compensation  2,956 -
Fee income deferred 18,009
-
Deferred tax provision (8,113)  -
Adjusted Earnings $   51,887   18,355
Weighted Average Shares Outstanding - diluted 60,616,721 28,121,735
Adjusted Earnings per Share $0.86  $0.65
(1) Adjusted earnings and adjusted earnings per share are non-GAAP financial measurements and do not purport to be an alternative to net income or earnings per share determined in accordance with GAAP as a measure of operating performance or to cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. We define adjusted earnings as net income available to common shares, determined in accordance with GAAP, adjusted for the following items:
real estate depreciation, amortization of intangible assets, share-based compensation, allowance for loan losses, unrealized gains (losses) on hedges, deferred fee income and the deferred tax provision. Management views adjusted earnings as a useful and appropriate supplement to net income and earnings per share. The measure serves as an additional measure of our operating performance because it facilitates evaluation of us without the effects of certain adjustments in accordance with GAAP that may not necessarily be indicative of current operating performance. Adjusted earnings should be reviewed in connection with net income and cash flows from operating, investing and financing activities in our consolidated financial statements, to help analyze how our business is performing. Adjusted earnings and other supplemental performance measures are defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted earnings to other REITs.
Reconciliation of Reported GAAP Net Income Available to Common Shares to Adjusted Earnings for the
Three-Month Periods Ended March 31, 2007 and 2006 (unaudited) (1)

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Total Fees Generated
Note:  As of 03/31/07
(1) Total fees generated represents the total fees generated, without consideration for the deferral of fees, as yield adjustments, in accordance with GAAP. This data is useful to management as a gauge of our cash revenue as it drives earnings at our taxable REIT subsidiaries for distribution to us and ultimately to our shareholders.
Reconciliation of Reported GAAP Fees and Other Income to Total Fees Generated for the Period Ended
March 31, 2007 (1)
March 31,
2007
Fees and other income, as reported...................................................................... $ 7,881
Add (deduct):
Asset management fees, eliminated ........................................................... 4,488
Deferred structuringfees .......................................................................... 5,625
Deferred origination fees, net of amortization ........................................... 12,384
Total fees generated .......................................................................................... ...... $   30,378

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Key Drivers of Value Creation
Credit focus
Experienced
management team
Risk monitoring and
surveillance
CDO Financing
A diverse portfolio
of originated and
managed assets
Enhanced
Shareholder
Value
Enhanced
Shareholder
Value
Potential for dividend
growth